NON-FINANCIAL ASSETS AND LIABILITIES	12 Months Ended
Dec. 31, 2025
Non-financial Assets And Liabilities
NON-FINANCIAL ASSETS AND LIABILITIES

NOTE 11: NON-FINANCIAL ASSETS AND LIABILITIES

11.1 Property, plant and equipment

	Original values
Type of good	At the beginning	Increases (1)	Increases for incorporation	Transfers	Decreases	(Impairment) / Recovery	At the end

Lands	14	-	-	-	-	(3)	11
Buildings	204	-	-	2	-	(28)	178
Vehicles	11	1	-	-	(1)	(1)	10
Furniture and fixtures, tools and software and communication equipment	44	4	-	10	(3)	(1)	54
Thermal generation plants	1,091	-	-	117	-	80	1,288
Renewable generation plants	686	1	-	24	-	-	711
Petrochemical plants	42	5	-	5	-	(52)	-
Mining property, wells and drilling equipment	1,962	14	-	594	(14)	(2)	2,554
Drilling and work in progress	335	1,059	-	(752)	(2)	(9)	631
Other goods	1	-	-	-	-	-	1
Total at 12.31.2025	4,390	1,084	-	-	(20)	(16)	5,438
Total at 12.31.2024	4,169	472	3	-	(99)	(155)	4,390

(1)	Includes US$ 6 million and US$ 8 million capitalized in property, plant and equipment for the years ended December 31, 2025 and 2024, respectively.
	Depreciation					Net book values
Type of good	At the beginning	Decreases	For the year (1)	Impairment (Recovery)	At the end	At 12.31.2025	At 12.31.2024

Lands	-	-	-	-	-	11	14
Buildings	(95)	-	(8)	24	(79)	99	109
Vehicles	(8)	1	(2)	1	(8)	2	3
Furniture and fixtures, tools and software and communication equipment	(37)	3	(6)	1	(39)	15	7
Thermal generation plants	(544)	-	(67)	(24)	(635)	653	547
Renewable generation plants	(78)	-	(35)	-	(113)	598	608
Petrochemical plants	(24)	-	(5)	29	-	-	18
Mining property, wells and drilling equipment	(996)	5	(270)	1	(1,260)	1,294	966
Drilling and work in progress	-	-	-	-	-	631	335
Other goods	(1)	-	-	-	(1)	-	-
Total at 12.31.2025	(1,783)	9	(393)	32	(2,135)	3,303
Total at 12.31.2024	(1,625)	57	(336)	121	(1,783)		2,607

(1)	As of December 31, 2025, segment’s composition is as follows: Oil and gas US$ 276 million, Generation US$ 111 million; and Petrochemicals US$ 6 million.

11.1.1 Impairment of Property, plant and equipment

The Company regularly monitors the existence of events or changes in circumstances that could indicate that the carrying amount of property, plant and equipment may not be recoverable, as well as the possible reversal of impairment losses in accordance with the policy described in Notes 4.8 and 6.1.1.

During 2025, measures were implemented to develop a competitive electricity market through direct demand contracting, and to promote fuel supply decentralization. In this regard, SE Resolution No. 400/25 established new rules that mainly impacted the Generation segment (see Note 2.2).

In addition, adverse market conditions were identified due to the sustained decline in petrochemical products’ selling prices in a more competitive macroeconomic environment, which affected the Petrochemicals segment.

As a result of the impairment / reversal of impairment indicators mentioned above, the Company determined the recoverable amount of the CGUs comprising the Generation and Petrochemicals segments as of December 31, 2025.

The methodology used to estimate the recoverable amount consisted of calculating the value in use of each CGU based on the present value of future net cash flows expected to be obtained from the CGU, discounted at a rate reflecting the weighted average cost of the capital used.

Oil & Gas segment

As of December 31, 2025, the Company has not identified any indicators that may affect the assumptions taken into consideration in the segment’s recoverability assessment.

However, during 2025, the Company recognized an impairment loss of US$ 2.3 million in connection with the assignment of interests in the El Tordillo, La Tapera and Puesto Quiroga areas (see Note 5.2).

It is worth highlighting that, as of December 31, 2025, the book value of the Oil and gas segment assets, including the goodwill assigned to the segment, does not exceed its recoverable value.

Power Generation segment

As of December 31, 2025, the recoverability assessment of the segment’s CGUs resulted in the reversal of impairment losses recorded in previous fiscal years in the amount of US$ 55.6 million at the CPB thermal power plant.

Cash flows were prepared based on estimates of the future behavior of key assumptions for the determination of the value in use, including the following: (i) spot remuneration price evolution under SE Resolution No. 400/25; (ii) energy dispatch projections; (iii) costs evolution, considering fuel self-supply; (iv) macroeconomic variables such as the inflation and exchange rates, among others; and (v) an 11.04% after-tax WACC.

Actual amounts obtained may differ significantly from those projected. The Company believes that any sensitivity analysis considering changes in any of the estimates considered individually may lead to distorted conclusions, resulting in an adverse impact on the Company’s results.

Petrochemicals Segment

As of December 31, 2025, the segment’s recoverability assessment resulted in the recognition of impairment losses for US$ 37 million.

Cash flows were prepared based on estimates on the future behavior of key assumptions for the determination of value in use, including the following: (i) products reference price evolution; (ii) costs evolution; (iii) macroeconomic variables such as the inflation and exchange rates, among others; and (iv) an 11.40% after-tax WACC.

Actual amounts obtained may differ significantly from those projected. The Company believes that any sensitivity analysis considering changes in any of the estimates considered individually may lead to distorted conclusions, resulting in an adverse impact on the Company’s results.

11.2 Intangible assets

	Original values
Type of good	At the beginning	Increases	Decreases	Impairment	At the end

Concession agreements	2	-	-	-	2
Goodwill (1)	35	-	-	-	35
Intangible identified in acquisitions of companies	71	-	-	-	71
Digital assets	3	3	(4)	(1)	1
Total at 12.31.2025	111	3	(4)	(1)	109
Total at 12.31.2024	108	3	-	-	111

	Amortization
Type of good	At the beginning	For the year	At the end

Concession agreements	(2)	-	(2)
Intangible identified in acquisitions of companies	(14)	(4)	(18)
Total at 12.31.2025	(16)	(4)	(20)
Total at 12.31.2024	(12)	(4)	(16)

	Net book values
Type of good	At 12.31.2025	At 12.31.2024

Goodwill (1)	35	35
Intangible identified in acquisitions of companies	53	57
Digital assets	1	3
Total at 12.31.2025	89
Total at 12.31.2024		95

(1) Assigned to oil and gas segment.

11.3 Deferred tax assets and liabilities

The composition of the deferred tax assets and liabilities is as follows:

	12.31.2024	Profit (Loss)	Other comprehensive income	12.31.2025
Tax loss carryforwards	9	(7)	-	2
Property, plant and equipment	210	(115)	-	95
Trade and other receivables	1	(1)	-	-
Provisions and other non-deductible liabilities	62	(7)	-	55
Other assets	1	3	-	4
Deferred tax asset	283	(127)	-	156
Property, plant and equipment, intangible assets, right of use assets and inventories	(98)	(17)	-	(115)
Investments in companies	(9)	(1)	-	(10)
Financial assets at fair value through profit and loss	(4)	(16)	(16)	(36)
Trade and other receivables	(6)	4	-	(2)
Provisions and other non-deductible liabilities	-	(6)	-	(6)
Tax inflation adjustment	(58)	58	-	-
Deferred tax liability	(175)	22	(16)	(169)

	12.31.2023	Profit (Loss)	12.31.2024
Tax loss carryforwards	144	(135)	9
Property, plant and equipment	-	210	210
Trade and other receivables	1	-	1
Provisions and other non-deductible liabilities	58	4	62
Other assets	-	1	1
Deferred tax asset	203	80	283
Property, plant and equipment, intangible assets and inventories	(301)	203	(98)
Investments in companies	(7)	(2)	(9)
Financial assets at fair value through profit and loss	(18)	14	(4)
Trade and other receivables	(10)	4	(6)
Tax inflation adjustment	(163)	105	(58)
Other assets	(1)	1	-
Deferred tax liability	(500)	325	(175)

Deferred tax assets and liabilities are offset in the following cases: a) when there is a legally enforceable right to offset tax assets and liabilities; and b) when deferred income tax charges are associated with the same fiscal authority. The following table shows the figures disclosed on the Consolidated Statement of Financial Position, which for its determination, were adequately compensated:

	12.31.2025	12.31.2024
Deferred tax asset, net	43	157
Deferred tax liability, net	(56)	(49)
Deferred tax (liability) asset	(13)	108

11.4 Inventories

	12.31.2025	12.31.2024
Current
Materials and spare parts	158	160
Advances to suppliers	9	6
In process and finished products	64	57
Total (1)	231	223

(1)	It includes impairment loss as a result of the performed recoverability assessment for US$ 0.36 million and US$ 0.04 million for the years ended December 31, 2025 and 2024, according with the policy described in Note 4.11.

11.5 Provisions

	12.31.2025	12.31.2024
Non-Current
Contingencies	53	95
Asset retirement obligation and wind turbines decommisioning	29	25
Environmental remediation	18	17
Total Non-Current	100	137

Current
Asset retirement obligation and wind turbines decommisioning	5	5
Environmental remediation	4	1
Other provisions	4	4
Total Current	13	10

The evolution of the provisions is set out below:

	12.31.2025
	Contingencies	Asset retirement obligation and decommisioning of wind turbines	Environmental remediation
At the beginning of the year	95	30	18
Increases	13	18	5
Utilization	(2)	(1)	-
Decrease due to sale of equity interests in areas	-	(11)	-
Foreign currency exchange difference	(7)	-	-
Decreases	(46)	(2)	(1)
At the end of the year	53	34	22

	12.31.2024
	Contingencies	Asset retirement obligation and decommisioning of wind turbines	Environmental remediation
At the beginning of the year	109	29	17
Increases	41	8	2
Utilization	(1)	-	-
Foreign currency exchange difference	(4)	-	-
Decrease due to sale of equity interests in areas	-	(1)	-
Decreases	(50)	(6)	(1)
At the end of the year	95	30	18

	12.31.2023
	Contingencies	Asset retirement obligation and decommisioning of wind turbines	Environmental remediation

At the beginning of the year	107	27	17
Increases	15	6	3
Utilization	(4)	-	(1)
Foreign currency exchange difference	(9)	-	-
Decreases	-	(4)	(2)
At the end of the year	109	29	17

11.5.1	Provision for Environmental remediation

The Company is subject to extensive environmental regulations in Argentina. The Company’s management believes that its current operations are in compliance with applicable environmental requirements, as currently interpreted and enforced, including regulatory remediation commitments assumed. The Company undertakes environmental impact studies for new projects and investments and, to date, environmental requirements and restrictions imposed on these new projects have not had any material adverse impact on Pampa’s business.

In particular, the Province of La Pampa has submitted a claim to the Company regarding the abandonment of certain wells and the execution of certain tasks associated with the relinquishment of the Jagüel de los Machos and Medanito blocks, which took place in 2015 and 2016, respectively. The Company has challenged the different administrative acts passed by the provincial authorities (including a governor’s executive order) and is addressing claims for the Jagüel de los Machos block in the judicial jurisdiction. During the month of March 2021 the province answered the complaint and the Company has started formal negotiations to resolve the dispute, agreeing on the suspension of procedural time limits. As of December 31, 2025, the Company maintains recorded provisions, regarding these claims, for the estimate of remediation work costs to be incurred in these blocks.

The Company has performed a sensitivity analysis relating to the discount rate. The 1% increase or decrease in the discount rate would not have a significant impact on the Company’s results of operations.

11.5.2	Asset retirement obligations and wind turbines decommissioning

Pursuant to the regulations in force in Argentina, where it develops its oil and gas exploration and production operations, the Company is under an obligation to incur costs associated with the plugging and abandonment of wells. Furthermore, pursuant to the associated usufruct agreements, the Company is under an obligation to decommission wind turbines in wind farms.

The Company has performed a sensitivity analysis relating to the discount rate. The 1% increase or decrease in the discount rate would not have a significant impact on the Company’s results of operations.

11.5.3	Provision for legal proceedings

The Company (directly or indirectly through subsidiaries) is a party to several civil, commercial, contentious-administrative, tax, custom and labor proceedings and claims that arise in the ordinary course of its business. In determining a proper level of provision, the Company has considered its best estimate mainly with the assistance of legal and tax advisors.

During fiscal year 2025, the Company recocognized a recovery of US$ 44 million, including interest, in relation to the following process:

-	The tax authority has challenged the tariff classification assigned and, consequently, the tax rate applied to certain gasoline exports carried out by Petrobras Argentina S.A. during the 2008–2014 period. The National Tax Court (“NTC”) issued 17 rulings favorable to the Company, 15 of which were accepted by the tax authority and, accordingly, became final and binding. For the remaining cases, the term is currently running for the tax authority to potentially appeal. However, in view of the above-described progress, the Company believes there are grounds to conclude that the related provision is not probable.

As of December 31, 2025, the Company has recorded provisions of US$ 53.5 million in relation to civil, commercial, environmental, administrative, labor, tax and customs complaints brought against the Company, including charges for judicial costs and expenses, and corresponding to atomized claims with individual unsubstantial amounts, except for the process detailed below:

-	Petrobras Operaciones S.A. (“POSA”) has filed an international arbitration claim against the Company before the ICC on account of alleged breaches to the Assignment Agreement entered into between Petrobras Argentina S.A. (currently Pampa) and POSA in 2016 for the transfer of a 33.6% interest in the “Río Neuquén” Concession. The breaches alleged by POSA in its arbitration claim consisted of the failure to transfer certain assets associated with the assigned interest, and differences in the calculation of adjustments in the assignment price. The arbitration was conducted according to the ICC Rules of Arbitration, the applicable law is the one of the Republic of Argentina, and the seat of arbitration is Buenos Aires, Argentina. On April 3, 2024, the ICC Court notified the parties of the Final Award issued on April 2, 2024, resolving to: (i) disallow all but one of POSA’s claims, ordering the Company to pay the corresponding 33.60% of (a) the revenues collected under the Leasing Agreement up to the Final Award’s date for US$ 18.8 million, plus a 6% annual interest rate, and (b) the payments that the Company receives in the future under the before-mentioned agreement; and (ii) sustain the Company’s counterclaim for US$ 2 million plus interest at an annual 6% rate. On April 10, 2024, the Company filed an appeal for partial annulment against the Final Award. During 2025, POSA answered the service of notice, and on July 15, 2025, and on August 27, 2025 hearings were held before the National Chamber of Appeals in Commercial Matters.

11.6 Income tax and minimum notional income tax liability

	12.31.2025	12.31.2024
Non-current
Income tax	22	69
Minimum notional income tax	4	6
Total non-current	26	75

Current
Income tax, net of witholdings and advances	83	257
Total current	83	257

11.6.1 Income tax liability

The tax inflation adjustment mechanism set out in Title VI and different supplementary sections of the Income Tax Law is inconsistent in certain aspects generating a confiscatory lien, including, but not limited to, the failure to update tax losses and the cost of acquisitions or investments made before January 1, 2018, which bears resemblance with the parameters in re “Candy S.A.” and “Telefónica”, where the CSJN ordered the application of the inflation adjustment mechanism.

As of December 31, 2025, the Company and its subsidiaries hold a provision for the additional income tax liabilities that should have been assessed due to the stated reasons. The amount provisioned for the periods not prescribed and/or those without a final and conclusive judgment in favor of the Company, including compensatory interest, amounts to US$ 22 million.

In November 2025, the Company accessed a payment facility plan provided for in ARCA General Resolution No. 5,684/25, in order to partially cancel the duly recorded provision, the related liability is disclosed within tax liabilities item (see Note 11.7).

11.6.2 Minimum Notional Income Tax liability

The Company and its subsidiaries have filed a petition for declaratory relief under Sect. 322 of the Federal Code of Civil and Commercial Procedure to gain assurance as to the application of the minimum notional income tax for the fiscal years 2011-2018 based on CSJN’s decision in re “Hermitage” passed on June 15, 2010. In this established precedent, the CSJN declared the unconstitutionality of this tax on the grounds that it is unreasonable and it breaches the taxpaying capacity principle when the absence of taxable income in the period evidences that the income presumed by the legislator has not existed.

However, on August 26, 2021, the CSJN dismissed the tax refund claim lodged by the Company for the 2008 and 2009 periods alleging that, despite the evidenced tax losses, the existence of accounting profits is a manifestation of the taxpaying capacity and, therefore, the precepts of the Hermitage precedent are not met.

Considering the CSJN’s current position, the Company and its subsidiaries have recorded, for non-prescribed periods presenting tax losses and accounting profits, liabilities on the amount of the applicable interest on the Notional Income Tax, plus the determined tax provision for those cases in which Minimum Notional Income Tax is not considered to be computable as an Income Tax advance payment. As of December 31, 2025, the aforementioned liability amounts to US$ 4 million.

11.7 Tax liabilities

	12.31.2025	12.31.2024
Non-current
Payment plans	212	-
Total non-current	212	-

Current
Value added tax	2	3
Personal assets tax provision	11	10
Tax withholdings to be deposited	11	8
Payment plans	14	-
Royalties	12	6
Other	6	3
Total current	56	30

11.8 Defined benefits plans

The main characteristics of benefit plans granted to Company employees are detailed below:

(i)	Pension and retirement benefits: Benefit plan whereby Company employees, in some cases covered by certain collective bargaining agreements, meeting certain conditions are eligible to receive upon retirement, and in some cases, disability or death, a certain number of salaries according to the provisions of the plan or collective bargain agreement, if applicable.
(ii)	Compensatory plan: Benefit plan whereby some of the Company employees meeting certain conditions are eligible to receive upon retirement a certain amount according to the provisions of the plan (based on the last computable salary and the number of years working for the Company) after deducting the benefits from the pension system. The plan, until 2003, called for a contribution to a fund exclusively by the Company and without any contribution by the employees. These contributions were derived to a trust fund and were invested in U.S. dollar-denominated money market instruments in order to preserve the accumulated capital and obtain a return in line with a moderate risk profile. Funds were mainly invested in U.S. government bonds, commercial papers rated A1 or P1, AAAm- rated mutual funds and time deposits in banks rated A+ or higher in the United States of America, in accordance with the Trust Agreement dated on March 27, 2002 entered with The Bank of New York Mellon, duly amended by the Permitted Investment Letter dated on September 14, 2006. The Bank of New York Mellon is the trustee and Willis Towers Watson is the managing agent. In case there is an excess, duly certified by an independent actuary, of the funds to be used to settle the benefits granted by the plan, the Company will be entitled to choose to use it, in which case it may have to notify the trustee thereof.

As of December 31, 2025, 2024 and 2023, the most relevant actuarial information corresponding to the described benefit plans is the following:

	12.31.2025
	Present value of the obligation	Present value of assets	Net liability at the end of the year
At the beginning of the year	41	(4)	37
Items classified in profit or loss
Current services cost	1	-	1
Interest cost	12	(2)	10
Benefit payments	(3)	-	(3)
(Gains) Losses on exchange difference	(14)	1	(13)
At the end of the year	37	(5)	32

	12.31.2024
	Present value of the obligation	Present value of assets	Net liability at the end of the year
At the beginning of the year	23	(4)	19
Items classified in profit or loss
Current services cost	1	-	1
Interest cost	32	(6)	26
Items classified in Other comprehensive income
Actuarial (gains) losses	(4)	4	-
Benefit payments	(3)	-	(3)
(Gains) Losses on exchange difference	(8)	2	(6)
At the end of the year	41	(4)	37

	12.31.2023
	Present value of the obligation	Present value of assets	Net liability at the end of the year
At the beginning of the year	38	(4)	34
Items classified in profit or loss
Current services cost	1	-	1
Interest cost	29	(4)	25
Items classified in Other comprehensive income
Actuarial losses (gains)	7	(2)	5
Benefit payments	(3)	-	(3)
(Gains) Losses on exchange difference	(49)	6	(43)
At the end of the year	23	(4)	19

As of December 31, 2025, 2024 and 2023, the breakdown of net liabilities per type of plan is as follows: a) US$ 17 million, US$ 20 million and US$ 9 million correspond to the Pension and Retirement Benefits Plan and b) US$ 15 million, US$ 17 million and US$ 10 million correspond to the Compensatory Plan, respectively.

Estimated expected benefits payments for the next ten years are shown below. The amounts in the table represent the undiscounted cash flows and therefore do not reconcile to the obligations recorded at the end of the year.

12.31.2025
Less than one year	6
One to two years	3
Two to three years	3
Three to four years	4
Four to five years	3
Six to ten years	14

Significant actuarial assumptions used were as follows:

	12.31.2025	12.31.2024	12.31.2023
Real discount rate	5%	5%	5%
Real wage increase rate	1%	1%	1%
Inflation rate	16%	29%	156%

The following sensitivity analysis shows the effect of a variation in the discount rate and salaries increase on the obligation amount:

12.31.2025
Discount rate: 4%
Obligation	40
Variation	3
8%

Discount rate: 6%
Obligation	34
Variation	(3)
(7%)

Real wage increase rate: 0%
Obligation	36
Variation	(1)
(3%)

Real wage increase rate: 2%
Obligation	38
Variation	1
4%

The sensitivity analyses are based on a change in an assumption while holding all other assumptions constant. In practice, this is unlikely to occur, and changes in some of the assumptions may be correlated. Therefore, the presented analysis may not be representative of the actual change in the defined benefit obligation. The methods and types of assumptions used in preparing the sensitivity analysis did not change compared to the prior period.

11.9 Salaries and social security payable

	12.31.2025	12.31.2024
Current
Salaries and social security contributions	5	6
Provision for vacations	8	9
Provision for gratifications and annual bonus for efficiency	23	24
Total current	36	39